SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                 May 18, 2004
______________________________________________________________________________
                       (Date of earliest event reported)



                               CFS Bancorp, Inc.
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)



      Delaware                       000-24611            35-2042093
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)



707 Ridge Road, Munster, Indiana                                    46321
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



                                  (219) 836-5500
______________________________________________________________________________
           (Registrant's telephone number, including area code)



                                  Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


ITEM  7.    Financial Statements, Pro Forma Financial Information and Exhibits
            __________________________________________________________________

            (a)  Not applicable.
            (b)  Not applicable.
            (c)  Exhibits

                 The following exhibit is filed herewith.

            Exhibit Number           Description
            ______________           ___________

               99.1           Press Release dated May 18, 2004



ITEM 9.   Regulation FD Disclosure
          ________________________

     On May 18, 2004, CFS Bancorp, Inc. (the "Company") issued a press release announcing the election to the Company's Board of Directors of Joyce M. Simon and Robert R. Ross. For additional information, reference is made to the Company's press release dated May 18, 2004 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.






















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CFS BANCORP, INC.



Date: May 19, 2004              By:  /s/ Brian L. Goins
                                     ________________________________________
                                     Brian L. Goins
                                     Vice President-Corporate Counsel


































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